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                                                                    EXHIBIT 10.5



                            EMBASSY ACQUISITION CORP.
                                LOCK-UP AGREEMENT

                                            ,1998
                               -------------


Dear Sir:

Reference is hereby made to the merger (the "Merger") of Embassy Acquisition Corp. ("Embassy") with Orthodontix, Inc. ("Orthodontix") and the exchange of shares of the Common Stock, par value $.0001 per share, of Orthodontix (the "Orthodontix Common Stock") for shares of Common Stock, par value $.000l per share of Embassy (the "Embassy Business Combination"). In connection with the acquisition by Orthodontix of the Assets and in order to induce Orthodontix to enter into the Embassy Business Combination the undersigned shareholder (the "Shareholder") hereby agrees that the undersigned will not, directly or indirectly, without the prior written consent of Embassy and Orthodontix, offer, sell, contract to sell, pledge, grant any option for the sale of, or otherwise dispose or cause the disposition of, any (i) shares of Embassy Common Stock owned by the undersigned, other than shares acquired on the open market (ii) stock options or warrants or any securities convertible into or exchangeable or exercisable for any shares of Embassy Common Stock owned by the undersigned for a period of fifteen months subsequent to the closing of the Embassy Business Combination (the "Fifteen Month Period").

Thereafter, this letter agreement shall be of no further force or effect.

In furtherance of the foregoing, Embassy and American Stock Transfer & Trust Company, the Company's Transfer Agent and Registrar, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Very truly yours,

By:
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



                            EMBASSY ACQUISITION CORP.
                                LOCK-UP AGREEMENT

                                            ,1998
                               -------------


Dear Sir:

Reference is hereby made to the merger (the "Merger") of Embassy Acquisition Corp. ("Embassy") with Orthodontix, Inc. ("Orthodontix") and the exchange of shares of the Common Stock, par value $.0001 per share, of Orthodontix (the "Orthodontix Common Stock") for shares of Common Stock, par value $.000l per share of Embassy (the "Embassy Business Combination"). In connection with the acquisition by Orthodontix of the Assets and in order to induce Orthodontix to enter into the Embassy Business Combination the undersigned shareholder (the "Shareholder") hereby agrees that the undersigned will not, directly or indirectly, without the prior written consent of Embassy and Orthodontix, offer, sell, contract to sell, pledge, grant any option for the sale of, or otherwise dispose or cause the disposition of, any (i) shares of Embassy Common Stock owned by the undersigned, other than shares acquired on the open market (ii) stock options or warrants or any securities convertible into or exchangeable or exercisable for any shares of Embassy Common Stock owned by the undersigned for a period of fifteen months subsequent to the closing of the Embassy Business Combination (the "Fifteen Month Period").

Thereafter, this letter agreement shall be of no further force or effect.

In furtherance of the foregoing, Embassy and American Stock Transfer & Trust Company, the Company's Transfer Agent and Registrar, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Very truly yours,

By:
   ------------------------------------




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                            EMBASSY ACQUISITION CORP.
                                LOCK-UP AGREEMENT

                                ____________,1998

Dear Sir:

Reference is hereby made to the merger (the "Merger") of Embassy Acquisition Corp. ("Embassy") with Orthodontix, Inc. ("Orthodontix") and the exchange of shares of the Common Stock, par value $.0001 per share, of Orthodontix (the "Orthodontix Common Stock") for shares of Common Stock, par value $.000l per share of Embassy (the "Embassy Business Combination"). In connection with the acquisition by Orthodontix of the Assets and in order to induce Orthodontix to enter into the Embassy Business Combination the undersigned shareholder and officer or director of Embassy (the "Officer") hereby agrees that the undersigned will not, directly or indirectly, without the prior written consent of Embassy and Orthdontix, offer, sell, contract to sell, pledge, grant any option for the sale of, or otherwise dispose or cause the disposition of, any
(i) shares of Embassy Common Stock owned by the undersigned, other than shares acquired on the open market (ii) stock options or warrants or any securities convertible into or exchangeable or exercisable for any shares of Embassy Common Stock owned by the undersigned for a period of six months subsequent to the closing of the Embassy Business Combination (the "Six Month Period").

Further, for the three month period following the Six Month Period (the "Initial Period"), an amount of shares equivalent to 20% of the Embassy Common Stock acquired by the undersigned in the Embassy Combination (the "Embassy Acquired Stock") may be transferred or otherwise disposed.

For the three month period immediately following the Initial Period (the "Second Period"), an amount of shares equivalent to an additional 20% of the Embassy Acquired Stock may be transferred or otherwise disposed.

For the three month period immediately following the Second Period, an amount of shares equivalent to an additional 20% of the Embassy Acquired Stock may be transferred or otherwise disposed.

Thereafter, this letter agreement shall be of no further force or effect.

In furtherance of the foregoing, Embassy and American Stock Transfer & Trust Company, the Company's Transfer Agent and Registrar, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

Very truly yours,

By:
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    As             of Embassy Acquisition Corp.
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